Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 18, 2017, is entered into by and among INTERCONTINENTAL EXCHANGE, INC., a Delaware corporation (the “Borrower”), NYSE HOLDINGS LLC, as a guarantor, the Lenders (as hereinafter defined) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

RECITALS

A. The Borrower, ICE Europe Parent Limited, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to the Credit Agreement, dated as of April 3, 2014 (as amended by the First Amendment to Credit Agreement, dated as of May 15, 2015, the Second Amendment to Credit Agreement, dated as of November 9, 2015, and the Third Amendment to Credit Agreement, dated as of November 13, 2015, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.

B. The Borrower has requested that the Lenders amend the Credit Agreement and the Lenders are willing to consent to such amendments to the Credit Agreement on the terms and subject to conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Effective upon the Fourth Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Percentage” in Section 1.1 of the Credit Agreement is hereby amended by deleting the following proviso at the end of the first paragraph: “; provided that, on and after the Original Maturity Date, the Applicable Commitment Fee Rate for each Tier shall be permanently increased by 10 basis points”;

(b) Terminating ICE Europe Parent Limited as a Borrower under the Credit Agreement and make such other amendments to the Credit Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the foregoing; and

(c) Deleting Article XI of the Credit Agreement and releasing Intercontinental Exchange, Inc. as a Guarantor of the Obligations incurred by ICE Europe Parent Limited and make such other amendments to the Credit Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the foregoing.

ARTICLE II

CONDITIONS OF EFFECTIVENESS

The amendments set forth in Article I shall become effective as of the date (the “Fourth Amendment Effective Date”) when, and only when, the Administrative Agent shall have received an executed counterpart of this Amendment from each of the Credit Parties and each Lender.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants, on and as of the Fourth Amendment Effective Date, that (i) the representations and warranties contained in the Credit Agreement (except the representation set forth in Section 4.8 thereof with respect to clauses (i) and (ii) of the definition of “Material Adverse Effect” only) and the other Credit Documents qualified as to materiality are true and correct and those not so qualified are true and correct in all material respects, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct (if qualified as to materiality) or true and correct in all material respects (if not so qualified), in each case only on and as of such specific date), (ii) this Amendment has been duly authorized, executed and delivered by such Credit Party and constitutes the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law) and (iii) no Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date, both immediately before and after giving effect to this Amendment and the amendments contemplated hereby.

ARTICLE IV

ACKNOWLEDGEMENT AND CONFIRMATION

Each party to this Amendment hereby confirms and agrees that, after giving effect to this Amendment and the amendments contemplated hereby, and except as expressly modified hereby, the Credit Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect.

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ARTICLE V

MISCELLANEOUS

5.1 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

5.2 Credit Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and the other Credit Documents as amended hereby. This Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.3 Expenses. The Borrower shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.

5.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7 Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

INTERCONTINENTAL EXCHANGE INC.

By:	/s/ Martin Hunter
Name:	Martin Hunter
Title:	SVP, Tax & Treasurer

NYSE HOLDINGS LLC

By:	/s/ Martin Hunter
Name:	Martin Hunter
Title:	SVP, Tax & Treasurer

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent, the Multicurrency Agent, an Issuing Lender, a Swingline Lender and a Lender

By:	/s/ Jocelyn Boll
Name:	Jocelyn Boll
Title:	Director

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as the Backup Administrative Agent, a Swingline Lender and a Lender

By:	/s/ Sherman Wong
Name:	Sherman Wong
Title:	Director

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Oscar Cortez
Name:	Oscar Cortez
Title:	Director

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Chen Xu
Name:	Chen Xu
Title:	President & CEO, USA

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK OF MONTREAL (CHICAGO BRANCH), as a Lender

By:	/s/ Michael Lenardi
Name:	Michael Lenardi
Title:	Vice President

BANK OF MONTREAL (LONDON BRANCH), as a Lender

By:	/s/ Anthony Ebdon
Name:	Anthony Ebdon
Title:	MD

By:	/s/ Scott Matthews
Name:	Scott Matthews
Title:	MD

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:	/s/ Mark Haddad
Name:	Mark Haddad
Title:	Vice President

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender

By:	/s/ Jonathan James
Name:	Jonathan James
Title:	SVP

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kortney Knight
Name:	Kortney Knight
Title:	Vice President

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Nigel Elvey
Name:	Nigel Elvey
Title:	Director

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Catucci
Name:	Christopher Catucci
Title:	Vice President, SIIM Division

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Ciaran Small
Name:	Ciaran Small
Title:	Vice President

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Nicholas Goss
Name:	Nicholas Goss
Title:	Authorized Signatory

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

LLOYDS BANK PLC, as a Lender

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President, Transaction Execution Category A, P003

By:	/s/ Veronica Cranny
Name:	Veronica Cranny
Title:	Manager, Banking Operations, Category A, C010

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen A. Brothers
Name:	Stephen A. Brothers
Title:	Managing Director

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender

By:	/s/ David Lim
Name:	David Lim
Title:	Authorized Signatory

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT